UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Morgan Stanley California Insured Municipal Income Trust
Morgan Stanley Insured Municipal Bond Trust
Morgan Stanley Insured Municipal Trust

(Name of Registrant as Specified In Its Charter)

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Important Notice
Morgan Stanley California Insured Municipal Income Trust
Morgan Stanley Insured Municipal Bond Trust
Morgan Stanley Insured Municipal Trust
Special Meeting of Shareholders Adjourned to December 12, 2008
The Special Meeting of Shareholders of Morgan Stanley California Insured Municipal Income Trust, Morgan Stanley Insured Municipal Bond Trust and Morgan Stanley Insured Municipal Trust held on November 14, 2008 was adjourned to December 12, 2008 to solicit additional shareholder votes.
Please take a moment to cast your vote and return the proxy card in the envelope provided. If it is more convenient, you may cast your vote via the Internet or by telephone. Please see the enclosed proxy card for instructions to vote by Internet or by telephone.